UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 24, 2017
ACADIA REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 Theodore Fremd Avenue
Suite 300
Rye, New York 10580
(Address of principal executive offices) (Zip Code)
(914) 288-8100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425 )
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On July 25, 2017, Acadia Realty Trust (the “Company”) issued a press release announcing its consolidated financial results for the quarter ended June 30, 2017. A copy of this press release is attached to this report on Form 8-K as Exhibit 99.1 and incorporated herein by reference. In addition, on July 25, 2017, the Company made available supplemental information concerning the ownership, operations and portfolio of the Company as of and for the quarter ended June 30, 2017. A copy of this supplemental information is attached to this report on Form 8-K as Exhibit 99.2 and incorporated herein by reference.

The information included in this Item 2.02, including the information included in Exhibits 99.1 and 99.2 attached hereto, is intended to be furnished solely pursuant to this Item 2.02, and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, or otherwise subject to the liabilities of Sections 11 and 12 (a) (2) of the Securities Act.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 27, 2017, the Board of Directors (the “Board”) of the Company authorized and approved an amendment to Section 6.1 of the Company’s Declaration of Trust, effective as of its filing on July 24, 2017 to increase the number of authorized shares from 100,000,000 to 200,000,000 and change the par value of the authorized and undesignated shares of beneficial interest of the Company from without par value to $0.001 par value per share. As previously reported, the increase in authorized shares had been recommended by the Board and approved by the Company’s shareholders at its annual meeting held on May 10, 2017 (the “Annual Meeting”).

The foregoing description of the amendment to the Company’s Declaration of Trust is qualified in its entirety by reference to the copy of such amendment attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted, among other matters, on an advisory basis, as to the frequency with which executive compensation will be subject to future advisory shareholder votes. As previously reported, the greatest number of votes was cast in favor of every “One-Year”.

In accordance with the Board’s recommendation as set forth in the Company’s proxy statement for the Annual Meeting and consistent with the stated preference of the Company’s shareholders, the Board has determined that future advisory shareholder votes on executive compensation will be conducted on an annual basis, until the next advisory vote on this matter is held.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Sixth Amendment to the Declaration of Trust dated July 24, 2017.
99.1	Press release of the Company dated July 25, 2017.
99.2	Financial and Operating Reporting Supplement of the Company for the quarter ended June 30, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	ACADIA REALTY TRUST (Registrant)
July 28, 2017	By: /s/ John Gottfried Name: John Gottfried Title: Sr. Vice President and Chief Financial Officer